UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – April 30, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FRANKLIN TEMPLETON

Putnam ESG High Yield ETF

Annual report
4 | 30 | 24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund's shareholder reports will be mailed to you beginning in July 2024.

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PHYD

Putnam
ESG High Yield
ETF

Annual report
4 | 30 | 24

Message from the Trustees

June 12, 2024

Dear Shareholder:

We are pleased to report that on January 1, 2024, Franklin Resources, Inc., a leading global asset management firm operating as Franklin Templeton, acquired Putnam Investments. With complementary capabilities and an established infrastructure serving over 150 countries, Franklin Templeton enhances Putnam’s investment, risk management, operations, and technology platforms. Together, our firms are committed to delivering strong fund performance and more choices for our investors.

We are also pleased to welcome Jane E. Trust and Gregory G. McGreevey to your Board of Trustees. Ms. Trust is an interested trustee who has served as Senior Vice President, Fund Board Management, at Franklin Templeton since 2020. Mr. McGreevey joins the Board as an independent trustee, most recently serving as Senior Managing Director, Investments, at Invesco Ltd., until 2023.

As we enter this new chapter, you can rest assured that your fund continues to be actively managed by the same experienced investment professionals. Your investment team is exploring new and attractive opportunities for your fund while monitoring changing market conditions.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the periods, the fund had expense limitations, without which the returns would have been lower. Index results should be compared with fund performance at NAV. To obtain the most recent month-end performance, please visit putnam.com or franklintempleton.com or call 1-833-228-5577 toll free.

This comparison shows your fund’s performance in the context of broad market indexes for the 12-month period ended 4/30/24. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 ESG High Yield ETF

How were market conditions during the reporting period?

High-yield corporate credit posted solid performance, with much of the gains coming in the second half of the period. For the 12 months ended April 30, 2024, the JPMorgan Developed High Yield Index, the fund’s benchmark, returned 9.80%, strongly outpacing the broader U.S. fixed income markets. Corporate credit fundamentals and market technicals [supply/demand dynamics] were supportive of the asset class.

Investors also reacted positively to softening inflation data, dovish monetary policy [particularly from the Federal Reserve], better-than-expected corporate earnings, and the U.S. economy averting a recession. At the same time, markets remained volatile, as investors contended with tight credit conditions, the timing of interest-rate cuts, and geopolitical tensions.

The Fed took a wait-and-see approach to ascertain if its monetary policy was sufficiently restrictive to bring inflation closer to its 2% target. Policymakers announced two 0.25% hikes early in the period, the last of which occurred in July 2023. This raised the federal

ESG High Yield ETF 3

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/24. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

funds target rate to a range of 5.25%–5.50%, a more than 20-year high. Since then, policy-makers have maintained their policy rates, as the annual headline Consumer Price Index only declined from 4.9% in April 2023 to 3.4% in April 2024.

Given the overall improvement in investor sentiment, credit spreads tightened during the 12-month period. This helped high-yield and lower-rated investment-grade securities outperform their higher-rated [AAA and A] counterparts. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.]

How did the fund perform in this environment?

For the 12 months ended April 30, 2024, the fund delivered a return of 7.87% at net asset value, underperforming the 9.80% return for the benchmark.

Which holdings and strategies aided the fund’s performance versus the benchmark?

At the sector level, the fund’s top contributors to relative performance included underweight positioning and security selection within utilities, security selection within broadcasting, and underweight positioning in transportation. At the issuer level, overweight positioning in Freedom Mortgage Corp was the top contributor to benchmark-relative returns. Our decision to not invest in ARD Finance SA while overweighting the fund’s exposure to Altice Financing SA contributed as well.

What about relative detractors during the reporting period?

Security selection within services, along with underweight positioning and security selection within automotive and health care, were the largest detractors from relative performance at the sector level. At the issuer level, the fund’s lack of exposure to Carvana was the largest detractor from relative returns. Overweight

4 ESG High Yield ETF

positioning in CSC Holdings and CCO Holdings also detracted from relative returns.

What are your current views on the U.S. economy and high-yield credit?

Market expectations around future Fed interest-rate decisions continue to evolve. We believe interest rates are likely to stay higher for longer after a series of higher-than-expected monthly Consumer Price Index reports.

The high-yield market has performed well thus far in 2024. Corporate fundamentals have been resilient, and market technicals have been supportive. We expect these trends to persist for the foreseeable future. We believe valuations are slightly more compelling following recent volatility, although credit spreads are still tight. Macroeconomic risks to our outlook include slower growth, sticky inflation, a tight labor market, and geopolitical tensions.

The U.S. high-yield default rate, including distressed exchanges, fell recently. It ended April 2024 at 2.33%, well below long-term historical averages. Technicals have been

Allocations are shown as a percentage of the fund’s net assets as of 4/30/24. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced mortgage security trades, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

ESG High Yield ETF 5

solid, with higher yields attracting many investors. While gross issuance has increased substantially, much of the issuance has been companies refinancing existing debt, and net new supply has been subdued. With the asset class’s firm technicals, open capital markets, along with resilient fundamentals and the strength of the U.S. economy, most companies will continue to pay down their debt and avoid potential defaults, in our view.

Yields [now slightly above their long-term median] and low dollar prices remain attractive, while spreads have tightened to levels that are fair but not compelling. Historically, yields at their current level have been a good entry point for high-yield assets, in our view.

Given your views, how are you positioning the fund relative to the benchmark?

We continue to focus on industry and company fundamentals, the health of balance sheets, generation and use of free cash flow, and the resiliency of credits to weather potentially slower economic growth.

At period-end, the fund had an overweight exposure to the higher-quality segment of the market (largely BBB-rated securities). The fund also had large underweight exposures to BB- and CCC-rated credits and a slight underweight exposure to B-rated securities. At the industry level, the fund had overweight positions in gaming, lodging & leisure, chemicals, and diversified media. The fund had underweight positions in energy, financials, and automotive.

We believe our positioning reflects low recession risk, interest rates remaining higher for longer, strong technical factors, and the attractiveness of yields and prices. We continue to look for favorable alpha-generating opportunities in the secondary high-yield market.

Thank you both for sharing this update about the fund.

The foregoing information reflects our views, which are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Effective October 2023, the fund’s monthly dividend rate was increased from $0.268 to $0.290 per share as a result of increased levels of income earned in the portfolio.

6 ESG High Yield ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2024, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Annualized fund performance Total return for periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	6.87%	7.87%
Market price	7.10	7.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

For a portion of the periods, the fund had expense limitations, without which the returns would have been lower.

Comparative annualized index returns For periods ended 4/30/24

	Life of fund
	(since 1/19/23)	1 year
JPMorgan Developed High Yield Index	8.56%	9.80%

Past performance does not indicate future results.

ESG High Yield ETF 7

Fund price and distribution information For the 12-month period ended 4/30/24

Distributions
Number	12
Income	$3.743280
Capital gains	—
Return of capital *	0.017620
Total	$3.760900
Share value	Net asset value	Market price
4/30/23	$49.92	$50.09
4/30/24	49.94	50.08
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	6.97%	6.95%
Current 30-day SEC yield (with expense limitation)[2,3]	6.78	—
Current 30-day SEC yield (without expense limitation)[3]	6.75	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 45.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by net asset value or market price at period-end.

2 For a portion of the periods, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/24

	Life of fund
	(since 1/19/23)	1 year
Net asset value	8.19%	9.94%
Market price	8.54	9.84

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 ESG High Yield ETF

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 4/30/23*	0.55%
Annualized expense ratio for the six-month period ended 4/30/24†	0.52%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/23 to 4/30/24. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.70
Ending value (after expenses)	$1,086.90

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (366).

ESG High Yield ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/24, use the following calculation method. To find the value of your investment on 11/1/23, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.61
Ending value (after expenses)	$1,022.28

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/24.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (366).

10 ESG High Yield ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments or Franklin Templeton, or any of its products or services.

ESG High Yield ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, your fund’s manager sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

The Putnam Funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from January 19, 2023 (commencement of operations) to June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain The Putnam Funds’ proxy voting guidelines and procedures at no charge by calling Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Liquidity risk management program

Putnam Investment Management, LLC (“Putnam Management”), as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2024. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2023 through December 2023. The report included a description of the annual liquidity assessment of the fund that Putnam Management performed in November 2023. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam Management concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 ESG High Yield ETF

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

ESG High Yield ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 ESG High Yield ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam ESG High Yield ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam ESG High Yield ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024 and the statement of changes in net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year ended April 30, 2024, and the changes in its net assets and the financial highlights for the year ended April 30, 2024 and for the period January 19, 2023 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2024

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

ESG High Yield ETF 15

The fund’s portfolio 4/30/24

CORPORATE BONDS AND NOTES (81.4%)*	Principal amount	Value
Advertising and marketing services (1.3%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 7.875%, 4/1/30	$755,000	$738,013
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	515,000	436,650
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. notes 7.375%, 2/15/31	270,000	277,074
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27	280,000	266,496
		1,718,233
Broadcasting (2.1%)
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)	660,000	675,303
Gray Television, Inc. 144A company guaranty sr. unsec. unsub. notes 5.375%, 11/15/31	315,000	189,348
Nexstar Media, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	665,000	625,347
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	280,000	248,971
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	300,000	241,269
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	235,000	209,484
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	200,000	185,648
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28	125,000	124,853
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	185,000	177,152
		2,677,375
Building materials (1.6%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	690,000	604,643
EMRLD Borrower LP/Emerald Co-Issuer, Inc. 144A sr. notes 6.625%, 12/15/30	620,000	612,250
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	385,000	386,871
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	460,000	403,079
		2,006,843
Capital goods (7.1%)
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	575,000	473,984
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)	260,000	132,600
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)	410,000	434,088
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	250,000	243,814
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30	650,000	664,823
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31	145,000	155,658
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	315,000	315,068
Clarios Global LP 144A sr. notes 6.75%, 5/15/28	50,000	50,102

16 ESG High Yield ETF

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Capital goods cont.
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31	$770,000	$762,837
GFL Environmental, Inc. 144A sr. notes 6.75%, 1/15/31 (Canada)	525,000	529,244
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	675,000	566,495
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	270,000	250,466
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	755,000	700,523
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	320,000	320,490
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	705,000	705,929
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	85,000	85,744
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	590,000	609,913
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	395,000	356,987
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	730,000	653,556
Spirit AeroSystems, Inc. 144A company guaranty sr. notes 9.75%, 11/15/30	475,000	525,467
Spirit AeroSystems, Inc. 144A sr. unsub. notes 9.375%, 11/30/29	90,000	97,337
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	175,000	163,721
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	175,000	162,069
WESCO Distribution, Inc. 144A company guaranty sr. unsec. notes 6.625%, 3/15/32	70,000	69,672
WESCO Distribution, Inc. 144A company guaranty sr. unsec. notes 6.375%, 3/15/29	70,000	69,538
		9,100,125
Chemicals (5.2%)
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	510,000	516,007
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	805,000	703,283
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	800,000	690,525
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	330,000	292,875
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28	540,000	573,004
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28	820,000	738,906
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	250,000	225,305
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	665,000	618,309
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	680,000	627,425
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26	200,000	191,750
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	490,000	437,123
Vibrantz Technologies, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	250,000	232,055
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31	270,000	273,038
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	620,000	555,209
		6,674,814

ESG High Yield ETF 17

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Commercial and consumer services (1.5%)
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	$720,000	$608,223
Boost Newco Borrower, LLC 144A sr. notes 7.50%, 1/15/31	265,000	273,504
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	355,000	308,947
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29	315,000	297,321
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	400,000	385,131
		1,873,126
Communication services (5.2%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	200,000	157,841
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	700,000	457,999
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	565,000	497,651
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	840,000	697,994
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	80,000	62,611
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	335,000	263,456
Connect Finco SARL/Connect US Finco, LLC 144A company guaranty sr. notes 6.75%, 10/1/26 (Luxembourg)	295,000	285,704
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 11.75%, 1/31/29	910,000	808,467
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	800,000	613,769
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	300,000	131,556
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	355,000	330,887
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	250,000	254,533
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 5.875%, 10/15/27	460,000	441,213
SBA Communications Corp. sr. unsec. sub. notes 3.875%, 2/15/27 R	490,000	460,600
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	360,000	305,996
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31	220,000	154,550
Virgin Media Secured Finance PLC 144A company guaranty sr. sub. notes 4.50%, 8/15/30 (United Kingdom)	800,000	675,055
		6,599,882
Construction (0.7%)
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	620,000	613,567
Builders FirstSource, Inc. 144A sr. unsec. bonds 6.375%, 3/1/34	275,000	269,897
		883,464
Consumer (0.4%)
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	560,000	545,611
		545,611

18 ESG High Yield ETF

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Consumer staples (5.3%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	$820,000	$707,147
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	360,000	335,777
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	335,000	318,077
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. notes 8.00%, 2/15/31	290,000	277,654
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	325,000	289,318
Chobani, LLC/Chobani Finance Corp., Inc. 144A sr. unsec. notes 7.625%, 7/1/29	295,000	298,120
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 4.75%, 1/15/29	550,000	512,697
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	550,000	478,521
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	560,000	496,580
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	565,000	548,758
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	675,000	673,547
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	275,000	245,108
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	315,000	272,792
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	160,000	147,775
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	490,000	490,194
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	305,000	311,441
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	350,000	329,377
		6,732,883
Energy (8.2%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	70,000	71,272
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	260,000	266,302
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	155,000	147,368
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	305,000	304,876
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.625%, 11/1/30	35,000	37,245
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	140,000	146,046
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	475,000	503,852
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	218,585
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	250,000	238,028

ESG High Yield ETF 19

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Energy cont.
CQP Holdco LP/BIP-V Chinook Holdco, LLC 144A sr. sub. notes 5.50%, 6/15/31	$565,000	$519,199
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	385,000	389,732
Global Partners LP/GLP Finance Corp. 144A company guaranty sr. unsec. notes 8.25%, 1/15/32	225,000	230,494
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	455,000	439,928
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	300,000	297,317
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	240,000	237,163
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	183,000	182,990
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	250,000	247,406
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	545,000	502,358
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	265,000	276,069
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 144A sr. unsec. notes 7.875%, 11/1/28	520,000	534,739
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	335,000	334,911
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	75,000	74,390
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	250,000	237,397
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	485,000	465,205
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	170,000	159,375
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	185,000	174,825
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	125,000	127,137
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	148,500	148,010
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	315,000	323,364
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	144,000	150,146
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	220,000	219,635
USA Compression Partners LP/USA Compression Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 3/15/29	115,000	114,138
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	195,000	192,800
Venture Global LNG, Inc. 144A sr. notes 9.875%, 2/1/32	365,000	389,494
Venture Global LNG, Inc. 144A sr. notes 9.50%, 2/1/29	265,000	284,838
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	435,000	446,402
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	225,000	230,055
Viper Energy, Inc. 144A sr. unsec. sub. notes 7.375%, 11/1/31	175,000	180,187
Viper Energy, Inc. 144A sr. unsec. sub. notes 5.375%, 11/1/27	435,000	424,401
		10,467,679

20 ESG High Yield ETF

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Entertainment (2.5%)
Churchill Downs, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	$320,000	$304,400
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	525,000	487,513
NCL Corp., Ltd. 144A company guaranty sr. notes 8.125%, 1/15/29	175,000	181,563
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	160,000	163,200
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30	370,000	380,494
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	490,000	523,299
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 6.25%, 3/15/32	60,000	59,146
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	275,000	269,756
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc. 144A company guaranty sr. notes, 6.625%, 5/1/32	275,000	273,625
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	520,000	518,889
		3,161,885
Financials (7.2%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 5.875%, 11/1/29	405,000	371,888
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 7.00%, 1/15/31	690,000	692,161
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	390,000	422,242
Aretec Group, Inc. 144A company guaranty sr. sub. notes 10.00%, 8/15/30	315,000	342,156
Aretec Group, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	190,000	179,145
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 9.25%, 12/15/28	450,000	477,113
Encore Capital Group, Inc. 144A company guaranty sr. notes 9.25%, 4/1/29	325,000	331,094
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	70,000	75,775
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	570,000	609,900
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	285,000	274,317
GGAM Finance, Ltd. 144A company guaranty sr. unsec. notes 8.00%, 2/15/27 (Ireland)	100,000	102,487
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	490,000	497,188
HUB International, Ltd. 144A sr. unsec. notes 7.375%, 1/31/32	360,000	356,684
Jefferson Capital Holdings, LLC 144A sr. unsec. notes 9.50%, 2/15/29	550,000	559,603
Jones Deslauriers Insurance Management, Inc. 144A sr. unsec. notes 10.50%, 12/15/30 (Canada)	90,000	95,276
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	415,000	370,368
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	80,000	78,695
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	460,000	425,940
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29	115,000	104,277

ESG High Yield ETF 21

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 7.125%, 2/1/32	$420,000	$413,992
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	455,000	413,543
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	125,000	126,137
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	360,000	358,852
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	395,000	365,282
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 7.875%, 12/15/29	365,000	372,539
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	200,000	197,304
RHP Hotel Properties LP/RHP Finance Corp. 144A company guaranty sr. unsec. sub. notes 7.25%, 7/15/28	105,000	106,628
RHP Hotel Properties LP/RHP Finance Corp. 144A company guaranty sr. unsec. sub. notes 6.50%, 4/1/32	350,000	340,375
USI, Inc./NY 144A sr. unsec. notes 7.50%, 1/15/32	160,000	159,000
		9,219,961
Forest products and packaging (2.1%)
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	785,000	719,993
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	1,140,000	991,889
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	510,000	456,517
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	485,000	423,600
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)	85,000	92,672
		2,684,671
Gaming and lottery (5.7%)
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	1,070,000	947,492
Caesars Entertainment, Inc. 144A company guaranty sr. notes 6.50%, 2/15/32	55,000	54,188
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	975,000	981,848
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	910,000	812,026
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	115,000	112,739
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31	315,000	321,254
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	520,000	524,450
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	635,000	603,467
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	490,000	463,553
Station Casinos, LLC 144A company guaranty sr. unsec. sub. notes 6.625%, 3/15/32	250,000	244,986
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	460,000	403,206
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	495,000	459,122

22 ESG High Yield ETF

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Gaming and lottery cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$45,000	$43,487
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	945,000	955,631
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. notes 5.125%, 10/1/29	310,000	287,642
		7,215,091
Health care (7.2%)
athenahealth Group, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	625,000	562,654
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	165,000	138,313
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	330,000	307,302
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	320,000	278,400
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	640,000	572,800
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 10.875%, 1/15/32	120,000	122,853
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	45,000	44,781
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	165,000	151,081
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	770,000	629,540
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	570,000	568,540
Endo Finance Holdings, Inc. 144A sr. notes 8.50%, 4/15/31	90,000	91,350
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	670,000	609,584
Kedrion SpA 144A company guaranty sr. notes 6.50%, 9/1/29 (Italy)	580,000	522,000
Medline Borrower LP 144A sr. notes 3.875%, 4/1/29	715,000	640,519
Medline Borrower LP 144A sr. unsec. notes 5.25%, 10/1/29	185,000	172,231
Organon & Co./Organon Foreign Debt Co-Issuer BV 144A company guaranty sr. notes 4.125%, 4/30/28	290,000	264,119
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	45,000	43,663
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	400,000	381,919
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	245,000	207,831
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	160,000	137,834
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	650,000	628,826
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29	425,000	389,292
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30	445,000	437,390
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)	855,000	922,331
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)	365,000	383,250
		9,208,403

ESG High Yield ETF 23

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Homebuilding (1.2%)
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30	$427,000	$374,669
LGI Homes, Inc. 144A company guaranty sr. unsec. notes 8.75%, 12/15/28	475,000	494,102
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	10,000	6,980
Taylor Morrison Communities, Inc. 144A company guaranty sr. unsec. notes 5.875%, 6/15/27	105,000	103,379
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	420,000	391,093
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	165,000	160,431
		1,530,654
Lodging/Tourism (2.9%)
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	80,000	82,126
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	275,000	298,652
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 6.00%, 5/1/29	120,000	116,285
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	545,000	531,899
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	380,000	412,021
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	625,000	596,520
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30	240,000	225,607
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	410,000	398,719
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	355,000	351,899
Viking Cruises, Ltd. 144A sr. unsec. notes 9.125%, 7/15/31	435,000	466,585
Viking Cruises, Ltd. 144A sr. unsec. notes 7.00%, 2/15/29	245,000	244,071
		3,724,384
Metals (2.6%)
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	350,000	308,830
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	970,000	936,161
FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6.125%, 4/15/32 (Australia)	855,000	827,892
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	750,000	686,266
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	540,000	497,644
		3,256,793
Publishing (1.3%)
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	515,000	477,597
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	530,000	486,801
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	65,000	59,558
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	655,000	589,922
		1,613,878

24 ESG High Yield ETF

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Retail (2.0%)
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	$210,000	$214,944
Bath & Body Works, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35	445,000	442,040
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.25%, 3/15/29	280,000	251,018
Crocs, Inc. 144A company guaranty sr. unsec. notes 4.125%, 8/15/31	75,000	62,938
FirstCash, Inc. 144A sr. unsec. notes 6.875%, 3/1/32 (Mexico)	535,000	526,975
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	530,000	503,757
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	655,000	514,175
		2,515,847
Technology (5.3%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	160,000	145,432
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	330,000	333,612
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	775,000	735,051
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	50,000	39,500
CommScope, Inc. 144A company guaranty sr. notes 6.00%, 3/1/26	235,000	210,031
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	330,000	289,921
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	60,000	60,619
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	460,000	461,725
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	945,000	870,152
McAfee Corp. 144A sr. unsec. notes 7.375%, 2/15/30	340,000	314,932
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	110,000	99,822
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	285,000	289,988
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	355,000	294,206
Seagate HDD Cayman company guaranty sr. unsec. notes 9.625%, 12/1/32 (Cayman Islands)	185,000	207,524
Seagate HDD Cayman company guaranty sr. unsec. notes 3.125%, 7/15/29 (Cayman Islands)	105,000	88,734
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	605,000	539,205
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	295,000	255,404
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	505,000	448,275
UKG, Inc. 144A sr. notes 6.875%, 2/1/31	505,000	505,962
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	675,000	595,793
		6,785,888
Textiles (1.2%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	340,000	338,300
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	625,000	556,250
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	710,000	606,009
		1,500,559

ESG High Yield ETF 25

CORPORATE BONDS AND NOTES (81.4%)* cont.	Principal amount	Value
Transportation (0.8%)
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	$1,005,000	$990,817
		990,817
Utilities and power (0.8%)
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	250,000	226,542
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	217,250
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	565,000	529,006
		972,798
Total corporate bonds and notes (cost $103,362,614)		$103,661,664

SENIOR LOANS (6.8%)*c	Principal amount	Value
Basic materials (1.1%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.268%, 2/4/26	$511,412	$458,568
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.423%, 4/3/28	104,213	104,291
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.419%, 4/3/28	583,943	585,041
Vibrantz Technologies, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.706%, 4/21/29	179,544	176,740
W.R. Grace Holdings, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.321%, 9/22/28	54,860	54,860
		1,379,500
Capital goods (0.4%)
Filtration Group Corp. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.68%, 10/19/28	153,450	153,930
Filtration Group Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.93%, 10/19/28	194,005	194,329
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.68%, 6/15/28	258,294	258,260
		606,519
Communication services (0.6%)
Connect Finco SARL bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.816%, 9/13/29	370,000	358,438
DIRECTV Financing, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 5.25%), 10.68%, 8/2/29	311,889	311,770
Viasat, Inc. bank term loan FRN Class B, (CME Term SOFR 3 Month Plus CSA + 4.50%), 9.816%, 2/24/29	59,848	57,183
		727,391
Consumer cyclicals (1.8%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.43%, 8/21/28	88,351	88,296
CMG Media Corp. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.909%, 12/17/26	261,620	220,305
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.25%), 7.562%, 2/20/29	133,071	133,537
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.069%, 1/27/29	284,275	284,784

26 ESG High Yield ETF

SENIOR LOANS (6.8%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
iHeartCommunications, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.00%), 8.43%, 5/1/26	$100,000	$87,152
LBM Acquisition, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.166%, 12/17/27	164,577	164,646
Michaels Cos., Inc. (The) bank term loan FRN (CME Term SOFR 3 Month + 4.25%), 9.821%, 4/15/28	283,307	263,603
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.406%, 4/11/29	496,010	465,148
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	391,340	385,275
Scientific Games Holdings LP bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.556%, 4/4/29	174,557	174,529
		2,267,275
Consumer staples (0.4%)
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 11.18%, 11/18/29	55,000	53,854
Hertz Corp. (The) bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.065%, 6/30/28	169,375	155,297
IRB Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 2.75%), 8.166%, 12/15/27	183,788	183,999
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.841%, 12/17/28	262,065	176,632
		569,782
Energy (0.1%)
CQP Holdco LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.302%, 12/31/30	90,006	90,240
		90,240
Health care (0.4%)
Endo Finance Holdings, Inc. bank term loan FRN (CME Term SOFR 1 Month + 0.00%), 9.826%, 4/23/31	265,000	264,006
Medline Borrower LP bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 2.75%), 8.068%, 10/23/28	254,398	254,960
		518,966
Technology (1.3%)
Boxer Parent Co., Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.25%), 9.566%, 12/8/28	44,888	45,138
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.909%, 3/30/29	624,586	624,324
Genesys Cloud Services Holdings, LLC bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 3.50%), 8.816%, 12/1/27	153,162	153,682
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.68%, 6/9/28	114,707	115,172
Rocket Software, Inc. bank term loan FRN (CME Term SOFR 1 Month + 4.75%), 10.066%, 10/5/28	410,302	407,610
UKG, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.50%), 8.814%, 1/31/31	284,581	285,814
		1,631,740

ESG High Yield ETF 27

SENIOR LOANS (6.8%)*c cont.	Principal amount	Value
Transportation (0.7%)
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.336%, 4/20/28	$733,333	$761,977
American Airlines, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 8.775%, 6/4/29	140,000	140,409
		902,386
Total senior loans (cost $8,750,227)		$8,693,799

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value
Dexcom, Inc. 144A cv. sr. unsec. unsub. notes 0.375%, 5/15/28	$220,000	$223,072
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	180,000	156,060
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	186,000	168,795
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	99,000	141,273
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	208,000	187,720
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	190,000	176,225
Total convertible bonds and notes (cost $1,057,390)		$1,053,145

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd.	2,784	$170,798
Chart Industries, Inc. $3.375 cv. pfd.	2,927	173,132
Total convertible preferred stocks (cost $346,829)		$343,930

SHORT-TERM INVESTMENTS (9.6%)*	Shares	Value
Putnam Government Money Market Fund Class P 5.04% L	12,229,418	$12,229,418
Total short-term investments (cost $12,229,418)		$12,229,418

TOTAL INVESTMENTS
Total investments (cost $125,746,478)	$125,981,956

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
SOFR	Secured Overnight Financing Rate

28 ESG High Yield ETF

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through April 30, 2024 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $127,334,308.
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/24
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized depreciation
CDX NA HY Series 42 Index	B+/P	$(390,477)	$5,717,000	$336,445	6/20/29	500 bp — Quarterly	$(31,799)
Total	$(390,477)		$(31,799)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2024. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ESG High Yield ETF 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible bonds and notes	$—	$1,053,145	$—
Convertible preferred stocks	—	343,930	—
Corporate bonds and notes	—	103,661,664	—
Senior loans	—	8,693,799	—
Short-term investments	12,229,418	—	—
Totals by level	$12,229,418	$113,752,538	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$358,678	$—
Totals by level	$—	$358,678	$—

The accompanying notes are an integral part of these financial statements.

30 ESG High Yield ETF

Statement of assets and liabilities 4/30/24

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $113,517,060)	$113,752,538
Affiliated issuers (identified cost $12,229,418) (Note 6)	12,229,418
Cash	146,055
Interest and other receivables	1,987,373
Receivable for investments sold	287,266
Deposits with broker (Note 1)	475,057
Total assets	128,877,707

LIABILITIES
Payable for investments purchased	1,405,718
Payable for compensation of Manager (Note 2)	106,141
Payable for variation margin on centrally cleared swap contracts (Note 1)	29,201
Payable to broker (Note 1)	2,339
Total liabilities	1,543,399

Net assets	$127,334,308

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$127,282,191
Total distributable earnings (Note 1)	52,117
Total — Representing net assets applicable to capital shares outstanding	$127,334,308

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($127,334,308 divided by 2,550,000 shares)	$49.94

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF 31

Statement of operations Year ended 4/30/24

INVESTMENT INCOME
Interest (including interest income of $356,689 from investments in affiliated issuers) (Note 6)	$8,172,664
Dividends	29,367
Total investment income	8,202,031

EXPENSES
Compensation of Manager (Note 2)	604,513
Fees waived and reimbursed by Manager (Note 2)	(19,690)
Total expenses	584,823

Net investment income	7,617,208

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(169,676)
Swap contracts (Note 1)	394,125
Total net realized gain	224,449
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	201,413
Swap contracts	(83,336)
Total change in net unrealized appreciation	118,077

Net gain on investments	342,526

Net increase in net assets resulting from operations	$7,959,734

The accompanying notes are an integral part of these financial statements.

32 ESG High Yield ETF

Statement of changes in net assets

		For the period
		1/19/23
		(commencement
		of operations)
INCREASE IN NET ASSETS	Year ended 4/30/24	to 4/30/23
Operations
Net investment income	$7,617,208	$1,614,010
Net realized gain (loss) on investments	224,449	(486,345)
Change in net unrealized appreciation of investments	118,077	85,602
Net increase in net assets resulting from operations	7,959,734	1,213,267
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(8,253,931)	(1,112,200)
From return of capital	(38,853)	—
Proceeds from shares sold (Note 4)	22,733,979	104,197,419
Decrease from shares redeemed (Note 4)	—	(24,562,209)
Other capital (Note 4)	90,936	106,166
Total increase in net assets	22,491,865	79,842,443

NET ASSETS
Beginning of period (Note 5)	104,842,443	25,000,000
End of period	$127,334,308	$104,842,443

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	2,100,000	500,000
Shares sold (Note 4)	450,000	2,100,000
Shares redeemed (Note 4)	—	(500,000)
Shares outstanding at end of period	2,550,000	2,100,000

The accompanying notes are an integral part of these financial statements.

ESG High Yield ETF 33

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		1/19/23
		(commencement
	Year ended	of operations)
	4/30/24	to 4/30/23
Net asset value, beginning of period	$49.92	$50.00
Investment operations:
Net investment income (loss) [a]	3.45	.93
Net realized and unrealized gain (loss) on investments	.29	(.53)
Total from investment operations	3.74	.40
Less distributions:
From net investment income	(3.74)	(.54)
From return of capital	(.02)	—
Total distributions	(3.76)	(.54)
Other capital	.04	.06
Net asset value, end of period	$49.94	$49.92
Total return at net asset value (%) [b]	7.87	0.93*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$127,334	$104,842
Ratio of expenses to average net assets (%) [c,d]	.53	.15*
Ratio of net investment income (loss) to average net assets (%) [d]	6.93	1.88*
Portfolio turnover (%) [e]	47	10*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period (Note 2). As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of average net assets
April 30, 2024	0.02%
April 30, 2023	less than 0.01%

e Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

34 ESG High Yield ETF

Notes to financial statements 4/30/24

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through April 30, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
ESG	Environmental, social and/or corporate governance
ETF	Exchange-traded fund
Franklin Templeton	Franklin Resources, Inc.
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Franklin Templeton
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam ESG High Yield ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income.

The fund invests mainly in bonds that are below investment grade in quality (sometimes referred to as “junk bonds”) with a focus on companies or issuers that Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund invests mainly in bonds that also have one or more of the following characteristics: (1) are obligations of U.S. companies or issuers and (2) have intermediate- to long-term maturities (three years or longer). The fund invests with a focus on companies or issuers that Putnam Management believes meet relevant environmental, social or governance (“ESG”) criteria on a sector-specific basis (“ESG criteria”). The fund may consider, among other factors, a company’s or issuer’s ESG criteria (as described below), credit, interest rate, liquidity and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Under normal circumstances, the fund invests at least 80% of the value of its net assets in fixed-income securities rated below investment grade that meet Putnam Management’s ESG criteria. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply ESG criteria to investments that are not subject to the fund’s 80% policy and such investments may not meet Putnam Management’s ESG criteria.

In evaluating investments for the fund, Putnam Management identifies relevant ESG criteria on a sector-specific basis using an internally developed materiality map, which is informed by the ESG issues identified by the Sustainability Accounting Standards Board as material to companies or issuers within a particular industry. A materiality map provides a guide to understanding which ESG criteria are more or less important for a given sector or subsector; it includes those ESG criteria that may be reasonably likely to influence investment decision-making. Putnam Management constructs the materiality map by evaluating the significance of specified ESG criteria (i.e., board structure and composition, diversity, equity and inclusion, or climate change risk, among others) in specific industries (i.e., consumer, healthcare, financials, etc.), subsectors, or countries. Putnam Management then categorizes the relevance of each ESG criteria for each industry, subsector, or country. As part of this analysis, Putnam Management may utilize metrics and information such as emissions data, carbon intensity, sources of energy used for operations, water use and re-use, water generation, waste diversion from landfill, employee safety and diversity data, supplier audits, product safety, board composition, and incentive compensation structures. After evaluating these criteria, Putnam Management will assign each company or issuer, as applicable, a proprietary ESG rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s ESG criteria for purposes of the above-referenced non-fundamental investment policy, a company or issuer must be rated 2 or 1 by Putnam Management. While Putnam Management may consider independent third-party data as a part of its analytical process, the portfolio management team performs its own independent analysis of issuers and does not rely solely on third-party screens.

ESG High Yield ETF 35

The fund’s approach to ESG investing incorporates fundamental research together with consideration of ESG criteria which may include, but are not limited to, those included in the following descriptions. Environmental criteria include, for example, a company’s or issuer’s carbon intensity and use of resources like water or minerals. ESG measures in this area might include plans to reduce waste, increase recycling, raise the proportion of energy supply from renewable sources, or improve product design to be less resource intensive. Social criteria include, for example, labor practices and supply chain management. ESG measures in this area might include programs to improve employee well-being, commitment to workplace equality and diversity, or improved stewardship of supplier relationships and working conditions. Corporate governance criteria include, for example, board composition and executive compensation, as well as bondholders’ rights. ESG measures in this area might include improvements in board independence or diversity, or alignment of management incentives with the company’s or issuer’s strategic ESG objectives.

Putnam Management uses a sector-specific approach in evaluating investments. In the corporate credit sector, Putnam Management combines fundamental analysis with relevant ESG insights with a forward-looking perspective. Putnam Management believes that this approach contributes to a more nuanced assessment of an issuer’s credit profile, which offers potential opportunity to limit tail risk in credit portfolios (i.e., the risk that the price of a portfolio may decrease by more than three standard deviations from its current price) and ratings volatility.

Putnam Management evaluates ESG considerations using independent third-party data (where available), and also uses company or issuer disclosures and public data sources. Putnam Management believes that ESG considerations are best analyzed in combination with a company’s or issuer’s fundamentals, including a company’s or issuer’s industry, location, strategic position, and key relationships.

In addition to bonds, the fund may also invest in other fixed-income instruments, including bank loans. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in equity securities, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate bank loans. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures

36 ESG High Yield ETF

to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam

ESG High Yield ETF 37

Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $475,057 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The

38 ESG High Yield ETF

Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$169,693	$—	$169,693

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from income

ESG High Yield ETF 39

on swap contracts and from a return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $151,090 to decrease distributions in excess of net investment income, $11,893 to decrease paid-in capital and $139,197 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,639,297
Unrealized depreciation	(1,417,487)
Net unrealized appreciation	221,810
Capital loss carryforward	(169,693)
Cost for federal income tax purposes	$126,118,824

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $19,690 relating to the fund’s investment in Putnam Government Money Market Fund.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

On January 1, 2024, a subsidiary of Franklin Templeton acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Management and PIL, in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management and PIL became indirect, wholly-owned subsidiaries of Franklin Templeton. The Transaction also resulted in the automatic termination of the investment management contract between the fund and Putnam Management and the sub-management contract for the fund between Putnam Management and PIL that were in place for the fund before the Transaction (together, the “Previous Advisory Contracts”). However, Putnam Management and PIL continue to provide uninterrupted services with respect to the fund pursuant to new investment management and sub-management contracts that were approved by fund shareholders at a shareholder meeting held in connection with the Transaction and that took effect on January 1, 2024 (together, the “New Advisory Contracts”). The terms of the New Advisory Contracts are substantially similar to those of the Previous Advisory Contracts, and the fee rates payable under the New Advisory Contracts are the same as the fee rates under the Previous Advisory Contracts.

Effective June 1, 2024, under an agreement with Putnam Management, Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton and an affiliate of Putnam Management, will provide certain administrative services to the fund. The fee for those services will be paid by Putnam Management based on the costs incurred by Franklin Templeton Services, LLC, and is not an additional expense of the fund.

40 ESG High Yield ETF

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the Investment Company Act of 1940 that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$63,257,018	$47,323,972
U.S. government securities (Long-term)	—	—
Total	$63,257,018	$47,323,972

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $25,000,000 by Putnam Investment Holdings, LLC and the issuance of 500,000 shares on January 19, 2023.

ESG High Yield ETF 41

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/23	cost	proceeds	Income	of 4/30/24
Short-term investments
Putnam Government
Money Market Fund
Class P†	$2,103,840	$43,514,992	$33,389,414	$356,689	$12,229,418
Total Short-term
investments	$2,103,840	$43,514,992	$33,389,414	$356,689	$12,229,418

† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Investing in companies or issuers that exhibit a commitment to ESG factors may result in the fund investing in certain types of companies or issuers that underperform the market as a whole. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its ESG investment criteria.

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

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Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared credit default contracts (notional)	$3,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets –
Credit contracts	appreciation	$358,678*	Unrealized depreciation	$—
Total		$358,678		$—

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$394,125	$394,125
Total	$394,125	$394,125

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(83,336)	$(83,336)
Total	$(83,336)	$(83,336)

ESG High Yield ETF 43

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc.
	(clearing broker)	Total
Assets:
Centrally cleared credit default contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Centrally cleared credit default contracts§	29,201	29,201
Total Liabilities	$29,201	$29,201
Total Financial and Derivative Net Assets	$(29,201)	$(29,201)
Total collateral received (pledged)†##	$—
Net amount	$(29,201)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $475,057.

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Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses and/or losses on swaps.

The fund designated $29,367 of income eligible as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates $29,367, or the maximum amount allowable, of its taxable ordinary income earned as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2025 will show the tax status of all distributions paid to your account in calendar 2024.

ESG High Yield ETF 45

Shareholder meeting results (Unaudited)

October 20, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
2,104,094	—	—

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
2,104,094	—	—

All tabulations are rounded to the nearest whole number.

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About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Gregory G. McGreevey

Born 1962, Trustee since 2024

Principal occupations during past five years: Until 2023, Senior Managing Director, Investments, Invesco Ltd., a global investment firm.

Other directorships: Previously, a Director of Invesco Mortgage Capital, Inc., a publicly traded real estate investment trust.

Jennifer Williams Murphy*

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

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* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

† Mr. Reynolds is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. He is President of your fund and each of the other Putnam funds and holds direct beneficial interest in shares of Franklin Templeton, of which Putnam Management is an indirect wholly-owned subsidiary.

‡ Ms. Trust is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management by virtue of her positions with certain affiliates of Putnam Management.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2024, the Putnam family of funds included 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds. Each Trustee serves as Trustee of all funds in the Putnam family of funds. Ms. Trust also serves as Trustee of 123 other funds that are advised by one or more affiliates of Putnam Management.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

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Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Kevin R. Blatchford (Born 1967)	Martin Lemaire (Born 1984)
Vice President and Assistant Treasurer	Vice President and Derivatives Risk Manager
Since 2023	Since 2022
Director, Financial Reporting, Putnam Holdings	Risk Manager and Risk Analyst, Putnam Management

James F. Clark (Born 1974)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	and Assistant Treasurer
Chief Compliance Officer, Putnam Management	Since 2004
and Putnam Holdings
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services, Putnam Holdings
Jonathan S. Horwitz (Born 1955)	and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Kelley Hunt (Born 1984)	Deputy General Counsel, Franklin Templeton, and
AML Compliance Officer	Secretary, Putnam Holdings, Putnam Management, and
Since 2023	Putnam Retail Management
Manager, U.S. Financial Crime Compliance,
Franklin Templeton

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

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Fund information

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Barbara M. Baumann, Vice Chair	and Clerk
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Jonathan S. Horwitz
	Catharine Bond Hill	Executive Vice President,
Investment Sub-Advisor	Gregory G. McGreevey	Principal Executive Officer,
Putnam Investments Limited	Jennifer Williams Murphy	and Compliance Liaison
Cannon Place, 78 Cannon Street	Marie Pillai
London, England EC4N 6HL	George Putnam III	Kelley Hunt
	Robert L. Reynolds	AML Compliance Officer
Distribution Services	Manoj P. Singh
Foreside Fund Services, LLC	Mona K. Sutphen	Martin Lemaire
Three Canal Plaza, Suite 100	Jane E. Trust	Vice President and
Portland, ME 04101		Derivatives Risk Manager
Officers
Custodian	Robert L. Reynolds	Denere P. Poulack
State Street Bank	President, The Putnam Funds	Assistant Vice President,
and Trust Company		Assistant Clerk, and
	Kevin R. Blatchford	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Assistant Treasurer	Janet C. Smith
Vice President,
Independent Registered	James F. Clark	Principal Financial Officer,
Public Accounting Firm	Vice President and	Principal Accounting Officer,
PricewaterhouseCoopers LLP	Chief Compliance Officer	and AssistantTreasurer

Stephen J. Tate
Vice President and
Chief Legal Officer

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com or franklintempleton.com anytime for up-to-date information about the fund’s NAV.

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Item 2. Code of Ethics:

a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments (Code of Ethics of Franklin Templeton effective March 4, 2024) with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2024	$21,021	$ —	$3,293	$ —
April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal years ended April 30, 2024 and April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $667,656 and $244,237 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2024	$ —	$664,363	$ —	$ —
April 30, 2023	$ —	$242,011	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2024

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2024